LAS VEGAS SANDS, INC.
UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements reflect the sale of the stock of Grand Canal Shops II, LLC and certain other restaurant and retail assets of the Venetian Casino Resort to General Growth Properties on May 17, 2004 for $766.0 million. The following unaudited pro forma condensed financial statements are based upon and should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

The unaudited pro forma condensed financial statements have been prepared based upon currently available information and assumptions that are deemed appropriate by the Company’s Management. This pro forma information may not be indicative of what actual results would have been, nor does such data purport to represent the financial results of the Company for future periods.

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
AS OF MARCH 31, 2004
(AMOUNTS IN THOUSANDS)

	Las Vegas Sands, Inc Historical	Total Adjustment		Las Vegas Sands, Inc Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$151,582	$521,350	(1)	$672,932
Restricted cash and cash equivalents	41,284	(1,860	)(3)	39,424
Accounts receivable, net	64,136	–		64,136
Inventories	6,029	–		6,029
Prepaid expenses	4,584	(471	)(3)	4,113

Total current assets	267,615	519,019		786,634

Property and equipment, net	1,510,874	(141,667	)(3)	1,369,207
Deferred offering costs, net	36,669	(1,286	)(2)	35,383
Restricted cash	37,382	–		37,382
Other assets, net	39,543	(12,286	)(3)	27,257

	$1,892,083	$363,780		$2,255,863

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$16,142	$(848	)(3)	$15,294
Construction payables	43,862	(14	)(3)	43,848
Construction payables-contested	7,232	–		7,232
Accrued interest payable	28,187	(178	)(3)	28,009
Other accrued liabilities	85,247	(2,278	)(3)	82,969
Current maturities of long-term debt	14,067	–		14,067

Total current liabilities	194,737	(3,318)		191,419

Other long-term liabilities	6,346	185,099	(4)	191,445
Redeemable Preferred Interest in Venetian
Casino Resort, LLC a wholly owned subsidiary	245,477	–		245,477
Long-term debt	1,432,625	(120,000	)(2)	1,312,625

	1,879,185	61,781		1,940,966

Stockholders' equity (deficit):
Common stock, $.10 par value, 3,000,000 shares
authorized, 1,000,000 shares issued and outstanding	100	–		100
Notes receivable from stockholders	(851)	–		(851)
Capital in excess of par value	128,653	–		128,653
Accumulated deficit	(115,004)	301,999	(5)	186,995

	12,898	301,999		314,897

	$1,892,083	$363,780		$2,255,863

LAS VEGAS SANDS INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

The following pro forma adjustments have been made to the unaudited pro forma balance sheet as of March 31, 2004.

(1)	Reflects the net proceeds from this transactions after paying estimated transaction and other related costs, after paying off the $120.0 million secured credit facility of the Grand Canal Shoppes (the “Secured Mall Facility”) and after paying the estimated tax distribution.

(2)	Reflects the use of proceeds from this transaction to pay off the Secured Mall Facility.

(3)	Reflects the Grand Canal Shoppes and certain other restaurant and retail assets and liabilities sold to General Growth Properties.

(4)	Reflects the deferral of a portion of the gain from the transaction, which has been allocated to the Venetian Casino Resort restaurant and retail asset leases assumed by General Growth Properties and the deferral of the portion of the gain from the transaction, which has been allocated to the gondola and show room amenities.

(5)	Reflects the estimated gain, net of tax distributions from the sale of the Grand Canal Shoppes. The following is a preliminary calculation of the estimated impact to the statement of operations from this transaction. Las Vegas Sands, Inc. has elected to be taxed as an S corporation and its wholly owned subsidiaries are either limited liability companies or S corporations, each of which is a tax pass-through entity for federal income tax purposes. The Company’s debt instruments provide for dividends to be paid to stockholders to pay income taxes associated with taxable income of the Company attributable to each stockholder.

(dollars in thousands)

Purchase price cash proceeds allocated to the Grand Canal Shoppes sale, net estimated transaction and other related costs	$566,780
Estimated net book value of assets and liabilities disposed of	(148,488)
Estimated gain before tax distributions	418,292
Estimated tax distribution	(116,293)
Estimated gain after tax distributions	$301,999

The above calculations are preliminary, subject to final determination of the net book value of the assets and liabilities disposed of, income tax consequences and transaction and other costs. Actual accounting adjustments related to the disposition may differ from the pro forma adjustments.

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2004
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc Historical	Pro Forma Adjustments		Las Vegas Sands, Inc Pro Forma

Revenues:
Casino	$94,708	$–		94,708
Rooms	85,367	–		85,367
Food and beverage	33,455	–		33,455
Retail and other	21,031	(11,280	)(1)	9,751

	234,561	(11,280)		223,281
Less-promotional allowances	(13,760)	3		(13,757)

Net revenues	220,801	(11,277)		209,524

Operating expenses:
Casino	36,628	–		36,628
Rooms	20,041	–		20,041
Food and beverage	15,498	–		15,498
Retail and other	9,506	(2,690	)(2)	6,816
Provision for doubtful accounts	3,244	–		3,244
General and administrative	31,962	(400	)(3)	31,562
Corporate expense	2,660	–		2,660
Rental expense	2,451	(629	)(4)	1,822
Pre-opening and developmental expense	8,379	–		8,379
Depreciation and amortization	14,781	(1,346	)(5)	13,435

	145,150	(5,065)		140,085

Operating income	75,651	(6,212)		69,439

Other income (expense):
Interest income	358	(31)		327
Interest expense, net of amounts capitalized	(31,046)	1,720	(6)	(29,326)
Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	(7,150)	–		(7,150)
Other income (expense)	(9)	9		–

Income from continuing operations	$37,804	$(4,514)		$33,290

Basic income from continuing operations per share	$37.80	$(4.51)		$33.29

Diluted income from continuing operations per share	$37.78	$(4.50)		$33.22

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2003
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc Historical	Pro Forma Adjustments		Las Vegas Sands, Inc Pro Forma

Revenues:
Casino	$272,804	$–		$272,804
Rooms	251,397	–		251,397
Food and beverage	82,882	–		82,882
Retail and other	79,242	(41,180	)(1)	38,062

	686,325	(41,180)		645,145
Less-promotional allowances	(44,856)	17		(44,839)

Net revenues	641,469	(41,163)		606,306

Operating expenses:
Casino	128,339	–		128,339
Rooms	64,819	–		64,819
Food and beverage	40,797	–		40,797
Retail and other	33,468	(7,373	)(2)	26,095
Provision for doubtful accounts	8,084	113		8,197
General and administrative	107,523	(1,922	)(3)	105,601
Corporate expense	10,914	–		10,914
Rental expense	10,128	(2,557	)(4)	7,571
Pre-opening and developmental expense	10,525	–		10,525
Depreciation and amortization	50,837	(5,151	)(5)	45,686

	465,434	(16,890)		448,544

Operating income	176,035	(24,273)		151,762

Other income (expense):
Interest income	1,716	(148)		1,568
Interest expense, net of amounts capitalized	(114,924)	5,295	(6)	(109,629)
Other income (expense)	825	62		887
Loss on early retirement of debt	–	–		–

Income before preferred return	63,652	(19,064)		44,588

Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	(26,217)	–		(26,217)

Income from continuing operations	$37,435	$(19,064)		$18,371

Basic income from continuing operations per share	$37.44	$(19.06)		$18.37

Diluted income from continuing operations per share	$37.36	$(19.03)		$18.33

LAS VEGAS SANDS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(1)	Reflects the elimination of the related lease revenues associated with the Grand Canal Shoppes and certain other restaurant and retail asset leases which were purchased by General Growth Properties.

(2)	Reflects the elimination of direct mall operating expenses associated with the sale of the Grand Canal Shoppes offset by additional lease expenses associated with Las Vegas Sands, Inc.‘s leasing of the gondola and showroom amenities from General Growth Properties.

(3)	Reflects the elimination of general and administrative expenses directly attributable to operations of the Grand Canal Shoppes.

(4)	Reflects the elimination of rent expense on property and equipment leases of the Grand Canal Shoppes which have been assumed by General Growth Properties.

(5)	Reflects the elimination of depreciation expense directly related to property, plant and equipment of the Grand Canal Shoppes and certain other restaurant and retail assets purchased by General Growth Properties.

(6)	Reflects the elimination of interest expense associated with the Secured Mall Facility which was paid off with proceeds from the sale of the Grand Canal Shoppes.